SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) - April 20, 2004


                      FIRST TENNESSEE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


TENNESSEE                           000-4491                   62-0803242
(State or Other Jurisdiction      (Commission                (IRS Employer
of Incorporation)                  File Number)              Identification No.)


                            165 MADISON AVENUE
                            MEMPHIS, TENNESSEE                    38103
                (Address of Principal Executive Office)         (Zip Code)


       Registrant's telephone number, including area code - (901) 523-4444

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is furnished pursuant to Item 12, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of First Tennessee National Corporation's ("Corporation") previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.


Exhibit #                  Description
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99.1              Earnings Release for Quarter Ended 3/31/04



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Furnished as Exhibit 99.1 is a copy of First Tennessee National Corporation's earnings release for the quarter ended March 31, 2004, which was issued April 20, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST TENNESSEE NATIONAL CORPORATION

Date: April 20, 2004               By: /s/ Marlin Mosby
                                       -------------------------------
                                       Name: Marlin Mosby
                                       Title: Executive Vice President and Chief
                                              Financial Officer

                                  Exhibit Index


The following exhibit is furnished pursuant to Item 12, is not to be considered "filed" under the Exchange Act, and shall not be incorporated by reference into any of the Corporation's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.


Exhibit #                  Description
---------                  -----------

99.1              Earnings Release for Quarter Ended 3/31/04